UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 1, 2023
 ______________________
Dell Technologies Inc.
(Exact name of registrant as specified in its charter)
 ______________________

Delaware	001-37867	80-0890963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Dell Way
Round Rock,	Texas	78682
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (800) 289-3355
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class C Common Stock, par value $0.01 per share	DELL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

On December 1, 2023, Dell Technologies Inc. (the “Company”) issued 25,000,000 shares of the Company’s Class C common stock (the “Class C Common Stock”) upon conversion of 22,500,000 shares of the Company’s Class A common stock (the “Class A Common Stock”) held by Michael S. Dell, the Chairman and Chief Executive Officer of the Company, and 2,500,000 shares of Class A Common Stock held by Susan Lieberman Dell Separate Property Trust (the “Trust”). Mr. Dell has advised the Company that the conversion of such shares from Class A Common Stock to Class C Common Stock was made in connection with the anticipated future charitable donation of some or all of the shares of Class C Common Stock by Mr. Dell and the Trust. As previously reported, prior to the conversion, Mr. Dell beneficially owned a total of 345,834,081 shares of Class A Common Stock (excluding shares of Class A Common Stock beneficially owned by the Trust) and the Trust beneficially owned a total of 32,390,896 shares of Class A Common Stock.

As of November 30, 2023, before the foregoing conversions, the Company had 243,012,312 shares of Class C Common Stock outstanding.

Under the Company’s certificate of incorporation, any holder of Class A Common Stock has the right, at any time and from time to time, to convert all or any of the shares of Class A Common Stock held by such holder into shares of Class C Common Stock on a one-to-one basis. In addition, the shares of Class A Common Stock are automatically convertible into shares of Class C Common Stock on a one-to-one basis upon certain transfers in the circumstances described in the certificate of incorporation. Each share of Class C Common Stock bears the same dividend and liquidation rights as one share of Class A Common Stock.

The issuance of the shares of Class C Common Stock pursuant to the foregoing transaction was made without registration in reliance on the exemption from registration under the Securities Act of 1933 afforded by Section 3(a)(9) thereof. No commission or other remuneration was paid or given directly or indirectly for soliciting the exchange of such securities. It is expected that the issuance of any additional shares of Class C Common Stock upon any future optional or automatic conversion of shares of Class A Common Stock also will be made without registration in reliance on the exemption from registration under the Securities Act of 1933 afforded by Section 3(a)(9) thereof.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 5, 2023	Dell Technologies Inc.
	By:	/s/ Christopher A. Garcia
Christopher A. Garcia Senior Vice President and Assistant Secretary
(Duly Authorized Officer)
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